Exhibit 99.2

3Q26 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
(in millions, except ratios and per share amounts)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Selected Income Statement Data
Total revenue	$21,870	22,622	21,446	21,292	21,436	(3)%	2	$65,938	62,407	6%
Noninterest expense	13,743	13,661	14,330	13,726	13,846	1	(1)	41,734	41,116	2
Pre-tax pre-provision profit (PTPP) (1)	8,127	8,961	7,116	7,566	7,590	(9)	7	24,204	21,291	14
Provision for credit losses (2)	1,029	914	1,135	1,040	681	13	51	3,078	2,618	18
Wells Fargo net income	5,951	6,407	5,253	5,361	5,589	(7)	6	17,611	15,977	10
Wells Fargo net income applicable to common stock	5,703	6,160	5,000	5,114	5,341	(7)	7	16,863	15,171	11

Common Share Data
Diluted earnings per common share	1.87	2.00	1.60	1.62	1.66	(6)	13	5.47	4.64	18
Dividends declared per common share	0.50	0.45	0.45	0.45	0.45	11	11	1.40	1.25	12
Common shares outstanding	3,001.6	3,028.5	3,064.3	3,092.6	3,148.9	(1)	(5)
Average common shares outstanding	3,015.8	3,044.0	3,080.0	3,113.8	3,182.2	(1)	(5)	3,046.4	3,231.4	(6)
Diluted average common shares outstanding	3,051.5	3,074.6	3,117.7	3,159.0	3,223.5	(1)	(5)	3,081.0	3,270.3	(6)
Book value per common share (3)	$52.91	54.48	53.25	53.24	52.30	(3)	1
Tangible book value per common share (3)(4)	44.46	46.13	44.98	45.02	44.18	(4)	1

Selected Equity Data (period-end)
Total equity	177,877	182,323	180,313	183,038	183,012	(2)	(3)
Common stockholders' equity	158,804	164,981	163,188	164,651	164,687	(4)	(4)
Tangible common equity (4)	133,447	139,703	137,817	139,219	139,119	(4)	(4)

Performance Ratios
Return on average assets (ROA) (5)	1.05%	1.15	0.98	1.02	1.10			1.06%	1.09
Return on average equity (ROE) (6)	13.8	15.0	12.2	12.3	12.8			13.7	12.4
Return on average tangible common equity (ROTCE) (4)	16.3	17.7	14.5	14.5	15.2			16.2	14.7
Efficiency ratio (7)	63	60	67	64	65			63	66
Net interest margin on a taxable-equivalent basis	2.43	2.43	2.47	2.60	2.61			2.44	2.65
Average deposit cost	1.56	1.51	1.43	1.44	1.54			1.50	1.55
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans	$1,033,390	1,026,479	996,025	955,849	928,677	1%	11	$1,018,768	917,935	11%
Assets	2,243,524	2,227,923	2,168,224	2,079,777	2,010,200	1	12	2,213,499	1,954,742	13
Deposits	1,482,928	1,465,600	1,415,034	1,377,718	1,339,939	1	11	1,454,770	1,336,975	9

Selected Balance Sheet Data (period-end)
Available-for-sale and held-to-maturity debt securities	448,356	448,899	426,953	421,596	420,914	—	7
Loans	1,048,113	1,031,115	1,016,787	986,167	943,102	2	11
Allowance for credit losses for loans	14,458	14,407	14,374	14,337	14,311	—	1
Assets	2,253,291	2,282,201	2,205,752	2,148,631	2,062,926	(1)	9
Deposits	1,502,652	1,501,405	1,454,939	1,426,207	1,367,361	—	10

Headcount (#) (period-end)	194,369	197,466	200,999	205,198	210,821	(2)	(8)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.0%	10.3	10.3	10.6	11.0
Tier 1 capital	11.3	11.4	11.4	11.9	12.3
Total capital	13.6	13.7	13.8	14.3	14.8
Risk-weighted assets (RWAs) (in billions)	$1,339.8	1,342.3	1,316.0	1,294.6	1,242.4	—	8

Advanced Approach:
Common Equity Tier 1 (CET1)	11.8%	12.1	12.1	12.4	12.7
Tier 1 capital	13.3	13.4	13.4	13.8	14.3
Total capital	15.1	15.3	15.3	15.7	16.2
Risk-weighted assets (RWAs) (in billions)	$1,140.8	1,140.2	1,121.0	1,112.5	1,072.2	—	6

Tier 1 leverage ratio	6.8%	6.9	7.0	7.5	7.7
Supplementary Leverage Ratio (SLR)	5.7	5.8	5.9	6.2	6.4
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.0	22.8	23.0	23.2	24.6
Liquidity Coverage Ratio (LCR) (4)	122	119	120	119	121
(1)Ratios and metrics for September 30, 2026, are preliminary estimates.
(2)See the table on page 26 for more information on CET1, Tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Interest income	$23,908	23,284	22,445	22,602	22,419	3%	7	$69,637	64,712	8%
Interest expense	11,391	10,967	10,349	10,271	10,469	4	9	32,707	29,559	11
Net interest income	12,517	12,317	12,096	12,331	11,950	2	5	36,930	35,153	5
Noninterest income
Deposit-related fees	1,415	1,357	1,319	1,291	1,290	4	10	4,091	3,808	7
Lending-related fees	420	405	393	393	384	4	9	1,218	1,121	9
Investment advisory and other asset-based fees	3,046	2,821	2,824	2,803	2,660	8	15	8,691	7,695	13
Commissions and brokerage services fees	670	687	667	657	651	(2)	3	2,024	1,899	7
Investment banking fees	894	939	796	716	840	(5)	6	2,629	2,311	14
Card fees	1,274	1,222	1,138	1,149	1,223	4	4	3,634	3,440	6
Mortgage banking	164	256	201	322	268	(36)	(39)	621	830	(25)
Net gains from trading activities	1,109	1,393	1,351	979	1,408	(20)	(21)	3,853	4,168	(8)
Net gains (losses) from debt securities	(29)	1	—	3	—	NM	NM	(28)	(147)	81
Net gains (losses) from equity securities	4	847	172	319	149	(100)	(97)	1,023	(75)	NM
Other	386	377	489	329	613	2	(37)	1,252	2,204	(43)
Total noninterest income	9,353	10,305	9,350	8,961	9,486	(9)	(1)	29,008	27,254	6
Total revenue	21,870	22,622	21,446	21,292	21,436	(3)	2	65,938	62,407	6
Provision for credit losses (1)	1,029	914	1,135	1,040	681	13	51	3,078	2,618	18
Noninterest expense
Personnel	8,745	8,851	9,593	9,077	9,021	(1)	(3)	27,189	27,204	—
Technology, telecommunications and equipment	1,492	1,457	1,397	1,374	1,319	2	13	4,346	3,829	14
Occupancy	804	803	778	840	784	—	3	2,385	2,311	3
Professional and outside services	1,168	1,109	1,066	1,236	1,177	5	(1)	3,343	3,304	1
Advertising and promotion	337	361	369	352	295	(7)	14	1,067	742	44
Other	1,197	1,080	1,127	847	1,250	11	(4)	3,404	3,726	(9)
Total noninterest expense	13,743	13,661	14,330	13,726	13,846	1	(1)	41,734	41,116	2
Income before income tax expense	7,098	8,047	5,981	6,526	6,909	(12)	3	21,126	18,673	13
Income tax expense	1,161	1,402	691	1,103	1,300	(17)	(11)	3,254	2,738	19
Net income before noncontrolling interests	5,937	6,645	5,290	5,423	5,609	(11)	6	17,872	15,935	12
Less: Net income (loss) from noncontrolling interests	(14)	238	37	62	20	NM	NM	261	(42)	721
Wells Fargo net income	$5,951	6,407	5,253	5,361	5,589	(7)%	6	$17,611	15,977	10%
Less: Preferred stock dividends and other	248	247	253	247	248	—	—	748	806	(7)
Wells Fargo net income applicable to common stock	$5,703	6,160	5,000	5,114	5,341	(7)%	7	$16,863	15,171	11%
Per share information
Earnings per common share	$1.89	2.02	1.62	1.64	1.68	(6)%	13	$5.54	4.69	18%
Diluted earnings per common share	1.87	2.00	1.60	1.62	1.66	(6)	13	5.47	4.64	18
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2026 % Change from
(in millions, except shares)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025
Assets
Cash and due from banks	$40,556	42,161	33,543	39,182	34,801	(4)%	17
Interest-earning deposits with banks	140,503	161,214	141,241	135,028	139,524	(13)	1
Federal funds sold and securities borrowed or purchased under resale agreements	193,106	205,345	215,599	193,929	154,576	(6)	25
Trading assets	227,000	243,168	221,711	227,935	225,624	(7)	1
Available-for-sale debt securities	255,772	250,326	222,873	213,573	206,682	2	24
Held-to-maturity debt securities	192,584	198,573	204,080	208,023	214,232	(3)	(10)
Loans	1,048,113	1,031,115	1,016,787	986,167	943,102	2	11
Allowance for loan losses	(13,819)	(13,905)	(13,864)	(13,797)	(13,744)	1	(1)
Net loans	1,034,294	1,017,210	1,002,923	972,370	929,358	2	11
Premises and equipment, net	11,685	11,631	11,499	11,395	11,040	—	6
Goodwill	24,963	24,963	24,965	24,967	25,069	—	—
Equity securities	42,245	42,378	41,126	40,932	39,267	—	8
Other assets	90,583	85,232	86,192	81,297	82,753	6	9
Total assets	$2,253,291	2,282,201	2,205,752	2,148,631	2,062,926	(1)	9
Liabilities
Noninterest-bearing deposits	$365,666	370,116	365,712	365,368	366,814	(1)	—
Interest-bearing deposits	1,136,986	1,131,289	1,089,227	1,060,839	1,000,547	1	14
Total deposits	1,502,652	1,501,405	1,454,939	1,426,207	1,367,361	—	10
Federal funds purchased and securities loaned or sold under repurchase agreements	220,519	251,804	234,371	232,687	202,274	(12)	9
Short-term borrowings	38,192	25,168	32,282	18,323	16,449	52	132
Trading liabilities	56,133	56,631	53,647	45,468	45,258	(1)	24
Accrued expenses and other liabilities	75,067	82,731	66,259	68,196	70,799	(9)	6
Long-term debt	182,851	182,139	183,941	174,712	177,773	—	3
Total liabilities	2,075,414	2,099,878	2,025,439	1,965,593	1,879,914	(1)	10
Equity
Wells Fargo stockholders’ equity:
Preferred stock	17,098	15,348	15,348	16,608	16,608	11	3
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	61,515	61,192	60,852	61,288	61,016	1	1
Retained earnings	241,397	237,230	232,459	228,873	225,189	2	7
Accumulated other comprehensive loss	(16,512)	(8,277)	(7,922)	(6,673)	(7,647)	(99)	NM
Treasury stock (1)	(136,874)	(134,439)	(131,477)	(128,115)	(123,148)	(2)	(11)
Total Wells Fargo stockholders’ equity	175,760	180,190	178,396	181,117	181,154	(2)	(3)
Noncontrolling interests	2,117	2,133	1,917	1,921	1,858	(1)	14
Total equity	177,877	182,323	180,313	183,038	183,012	(2)	(3)
Total liabilities and equity	$2,253,291	2,282,201	2,205,752	2,148,631	2,062,926	(1)	9
NM – Not meaningful
(1)Number of shares of treasury stock were 2,480,172,539, 2,453,296,138, 2,417,471,421, 2,389,192,624, and 2,332,874,793 at September 30, June 30, and March 31, 2026, and December 31, and September 30, 2025, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
Average Balances

Assets
Interest-earning deposits with banks	$160,498	161,991	152,119	144,428	158,704	(1)%	1	$158,234	148,927	6%
Federal funds sold and securities borrowed or purchased under resale agreements	190,609	191,176	192,250	159,759	120,900	—	58	191,339	109,426	75
Trading assets	189,364	193,690	192,209	183,706	172,409	(2)	10	191,744	162,235	18
Available-for-sale debt securities	257,991	235,644	217,181	212,487	200,309	9	29	237,088	187,841	26
Held-to-maturity debt securities	197,779	204,500	209,089	213,545	221,447	(3)	(11)	203,748	227,595	(10)
Loans	1,033,390	1,026,479	996,025	955,849	928,677	1	11	1,018,768	917,935	11
Equity securities	13,840	13,014	13,123	11,712	12,450	6	11	13,328	12,193	9
Other interest-earning assets	16,556	18,119	15,321	17,809	17,614	(9)	(6)	16,669	16,471	1
Total interest-earning assets	2,060,027	2,044,613	1,987,317	1,899,295	1,832,510	1	12	2,030,918	1,782,623	14
Total noninterest-earning assets	183,497	183,310	180,907	180,482	177,690	—	3	182,581	172,119	6
Total assets	$2,243,524	2,227,923	2,168,224	2,079,777	2,010,200	1	12	$2,213,499	1,954,742	13
Liabilities
Interest-bearing deposits	$1,131,748	1,111,204	1,064,033	1,020,494	984,197	2	15	$1,102,576	975,977	13
Federal funds purchased and securities loaned or sold under repurchase agreements	233,288	242,917	242,429	215,871	182,636	(4)	28	239,512	143,088	67
Short-term borrowings	37,444	33,104	29,397	10,869	17,936	13	109	33,344	9,007	270
Trading liabilities	43,109	38,368	35,831	35,702	33,086	12	30	39,129	31,537	24
Long-term debt	179,806	182,830	181,875	177,130	175,944	(2)	2	181,496	174,772	4
Other interest-bearing liabilities	22,226	21,787	20,498	19,619	20,382	2	9	21,510	19,976	8
Total interest-bearing liabilities	1,647,621	1,630,210	1,574,063	1,479,685	1,414,181	1	17	1,617,567	1,354,357	19
Noninterest-bearing deposits	351,180	354,396	351,001	357,224	355,742	(1)	(1)	352,194	360,998	(2)
Other noninterest-bearing liabilities	62,254	61,407	59,467	59,024	56,849	1	10	61,052	56,036	9
Total liabilities	2,061,055	2,046,013	1,984,531	1,895,933	1,826,772	1	13	2,030,813	1,771,391	15
Total equity	182,469	181,910	183,693	183,844	183,428	—	(1)	182,686	183,351	—
Total liabilities and equity	$2,243,524	2,227,923	2,168,224	2,079,777	2,010,200	1	12	$2,213,499	1,954,742	13

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.46%	3.35	3.38	3.65	4.01			3.40%	3.98
Federal funds sold and securities borrowed or purchased under resale agreements	3.66	3.64	3.67	3.95	4.22			3.65	4.22
Trading assets	3.97	3.94	3.89	4.11	3.97			3.94	3.96
Available-for-sale debt securities	4.45	4.43	4.44	4.60	4.66			4.44	4.59
Held-to-maturity debt securities	2.22	2.24	2.27	2.27	2.32			2.24	2.36
Loans	5.65	5.60	5.62	5.78	5.97			5.62	5.96
Equity securities	2.96	2.87	2.79	2.64	2.22			2.87	2.34
Other interest-earning assets	3.76	4.28	3.55	4.78	5.61			3.88	4.83
Total interest-earning assets	4.63	4.58	4.58	4.75	4.88			4.60	4.87
Interest-bearing liabilities
Interest-bearing deposits	2.05	1.99	1.90	1.94	2.09			1.98	2.12
Federal funds purchased and securities loaned or sold under repurchase agreements	3.76	3.72	3.74	4.05	4.39			3.74	4.39
Short-term borrowings	4.08	4.00	4.04	4.47	4.68			4.04	4.84
Trading liabilities	3.06	3.08	3.15	3.23	3.20			3.09	3.19
Long-term debt	5.40	5.22	5.25	5.61	5.89			5.29	5.94
Other interest-bearing liabilities	3.46	3.47	3.60	3.61	3.75			3.51	3.63
Total interest-bearing liabilities	2.75	2.70	2.66	2.76	2.94			2.70	2.92

Interest rate spread on a taxable-equivalent basis (2)	1.88	1.88	1.92	1.99	1.94			1.90	1.95
Net interest margin on a taxable-equivalent basis (2)	2.43	2.43	2.47	2.60	2.61			2.44	2.65
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $74 million, $75 million, $72 million, $74 million, and $75 million for the quarters ended September 30, June 30, and March 31, 2026, and December 31, and September 30, 2025, respectively, and $221 million and $229 million for the first nine months of 2026 and 2025, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2026
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$8,016	2,134	2,216	950	(725)	(74)	12,517
Noninterest income	2,640	1,102	2,792	3,154	115	(450)	9,353
Total revenue	10,656	3,236	5,008	4,104	(610)	(524)	21,870
Provision for credit losses	791	240	(18)	16	—	—	1,029
Noninterest expense	6,188	1,400	2,454	3,286	415	—	13,743
Income (loss) before income tax expense (benefit)	3,677	1,596	2,572	802	(1,025)	(524)	7,098
Income tax expense (benefit)	922	400	648	199	(484)	(524)	1,161
Net income (loss) before noncontrolling interests	2,755	1,196	1,924	603	(541)	—	5,937
Less: Net income (loss) from noncontrolling interests	—	1	—	—	(15)	—	(14)
Net income (loss)	$2,755	1,195	1,924	603	(526)	—	5,951

					Quarter ended June 30, 2026
Net interest income	$7,742	2,047	2,273	919	(589)	(75)	12,317
Noninterest income	2,546	1,071	3,152	2,973	1,002	(439)	10,305
Total revenue	10,288	3,118	5,425	3,892	413	(514)	22,622
Provision for credit losses	945	131	(181)	17	2	—	914
Noninterest expense	6,286	1,412	2,497	3,160	306	—	13,661
Income (loss) before income tax expense (benefit)	3,057	1,575	3,109	715	105	(514)	8,047
Income tax expense (benefit)	767	397	780	178	(206)	(514)	1,402
Net income before noncontrolling interests	2,290	1,178	2,329	537	311	—	6,645
Less: Net income from noncontrolling interests	—	2	—	—	236	—	238
Net income	$2,290	1,176	2,329	537	75	—	6,407

					Quarter ended September 30, 2025
Net interest income	$7,628	1,949	1,870	851	(273)	(75)	11,950
Noninterest income	2,544	1,092	3,009	2,823	449	(431)	9,486
Total revenue	10,172	3,041	4,879	3,674	176	(506)	21,436
Provision for credit losses	767	39	(107)	(14)	(4)	—	681
Noninterest expense	6,376	1,445	2,362	3,013	650	—	13,846
Income (loss) before income tax expense (benefit)	3,029	1,557	2,624	675	(470)	(506)	6,909
Income tax expense (benefit)	759	393	658	169	(173)	(506)	1,300
Net income (loss) before noncontrolling interests	2,270	1,164	1,966	506	(297)	—	5,609
Less: Net income from noncontrolling interests	—	2	—	—	18	—	20
Net income (loss)	$2,270	1,162	1,966	506	(315)	—	5,589
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2026
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$23,309	6,169	6,673	2,774	(1,774)	(221)	36,930
Noninterest income	7,633	3,305	9,038	9,097	1,345	(1,410)	29,008
Total revenue	30,942	9,474	15,711	11,871	(429)	(1,631)	65,938
Provision for credit losses	2,554	521	(24)	23	4	—	3,078
Noninterest expense	19,063	4,420	7,643	9,708	900	—	41,734
Income (loss) before income tax expense (benefit)	9,325	4,533	8,092	2,140	(1,333)	(1,631)	21,126
Income tax expense (benefit)	2,339	1,140	2,030	532	(1,156)	(1,631)	3,254
Net income (loss) before noncontrolling interests	6,986	3,393	6,062	1,608	(177)	—	17,872
Less: Net income from noncontrolling interests	—	5	—	—	256	—	261
Net income (loss)	$6,986	3,388	6,062	1,608	(433)	—	17,611

					Nine months ended September 30, 2025
Net interest income	$21,972	5,909	5,475	2,366	(340)	(229)	35,153
Noninterest income	7,271	2,990	9,141	8,150	898	(1,196)	27,254
Total revenue	29,243	8,899	14,616	10,516	558	(1,425)	62,407
Provision for credit losses	2,451	183	(4)	9	(21)	—	2,618
Noninterest expense	18,897	4,634	7,089	8,824	1,672	—	41,116
Income (loss) before income tax expense (benefit)	7,895	4,082	7,531	1,683	(1,093)	(1,425)	18,673
Income tax expense (benefit)	1,970	1,034	1,887	408	(1,136)	(1,425)	2,738
Net income before noncontrolling interests	5,925	3,048	5,644	1,275	43	—	15,935
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(48)	—	(42)
Net income	$5,925	3,042	5,644	1,275	91	—	15,977
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Income Statement
Net interest income	$8,016	7,742	7,551	7,661	7,628	4%	5	$23,309	21,972	6%
Noninterest income:
Deposit-related fees	797	747	720	693	698	7	14	2,264	2,002	13
Investment advisory and other asset-based fees	292	264	264	253	249	11	17	820	721	14
Commissions and brokerage services fees	124	127	115	118	133	(2)	(7)	366	357	3
Card fees	1,201	1,148	1,064	1,088	1,162	5	3	3,413	3,249	5
Mortgage banking	119	154	163	179	199	(23)	(40)	436	590	(26)
Other	107	106	121	118	103	1	4	334	352	(5)
Total noninterest income	2,640	2,546	2,447	2,449	2,544	4	4	7,633	7,271	5
Total revenue	10,656	10,288	9,998	10,110	10,172	4	5	30,942	29,243	6
Net charge-offs	780	799	820	775	766	(2)	2	2,399	2,461	(3)
Change in the allowance for credit losses	11	146	(2)	136	1	(92)	NM	155	(10)	NM
Provision for credit losses	791	945	818	911	767	(16)	3	2,554	2,451	4
Noninterest expense	6,188	6,286	6,589	6,238	6,376	(2)	(3)	19,063	18,897	1
Income before income tax expense	3,677	3,057	2,591	2,961	3,029	20	21	9,325	7,895	18
Income tax expense	922	767	650	742	759	20	21	2,339	1,970	19
Net income	$2,755	2,290	1,941	2,219	2,270	20	21	$6,986	5,925	18
Revenue by Line of Business
Consumer, Small and Business Banking	$7,579	7,308	7,019	7,130	7,089	4	7	$21,906	20,288	8
Credit Card	1,710	1,614	1,595	1,600	1,663	6	3	4,919	4,775	3
Home Lending	743	762	787	807	870	(2)	(15)	2,292	2,557	(10)
Auto	341	320	295	282	256	7	33	956	734	30
Personal Lending	283	284	302	291	294	—	(4)	869	889	(2)
Total revenue	$10,656	10,288	9,998	10,110	10,172	4	5	$30,942	29,243	6
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$18,028	17,892	17,399	17,201	17,520	1	3	$17,775	12,190	46
Credit Card	53,896	52,655	53,041	52,898	51,121	2	5	53,200	50,396	6
Home Lending	197,423	197,949	198,493	200,226	201,803	—	(2)	197,951	203,608	(3)
Auto	58,803	55,701	52,567	48,699	44,775	6	31	55,713	43,221	29
Personal Lending	13,969	13,631	13,765	13,977	13,880	2	1	13,790	13,812	—
Total loans	$342,119	337,828	335,265	333,001	329,099	1	4	$338,429	323,227	5
Total deposits	825,120	828,363	816,621	807,643	808,942	—	2	823,399	804,820	2
Allocated capital (1)	33,000	33,000	33,000	45,500	45,500	—	(27)	33,000	45,500	(27)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$18,353	18,197	17,891	17,203	17,755	1	3
Credit Card	54,452	53,334	52,266	54,059	51,572	2	6
Home Lending	197,454	198,187	198,516	199,742	201,345	—	(2)
Auto	60,627	57,391	54,279	50,954	46,524	6	30
Personal Lending	14,151	13,830	13,608	14,052	13,984	2	1
Total loans	$345,037	340,939	336,560	336,010	331,180	1	4
Total deposits	833,092	832,165	840,556	821,100	810,992	—	3
NM – Not meaningful
(1)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	32.4%	27.1	23.1	18.8	19.2			27.6%	16.8
Efficiency ratio (2)	58	61	66	62	63			62	65
Retail bank branches (#, period-end)	4,068	4,079	4,093	4,090	4,108	—%	(1)
Digital active customers (# in millions, period-end) (3)	38.2	38.0	38.1	37.2	37.0	1	3
Mobile active customers (# in millions, period-end) (3)	34.0	33.7	33.5	32.8	32.5	1	5

Consumer, Small and Business Banking:
Deposit spread (4)	2.68%	2.60	2.58	2.60	2.59			2.62%	2.52
Debit card purchase volume ($ in billions) (5)	$144.9	144.8	134.3	137.3	133.6	—	8	$424.0	393.2	8%
Debit card purchase transactions (# in millions) (5)	2,797	2,780	2,582	2,696	2,674	1	5	8,159	7,815	4
Client assets in advisory and brokerage accounts ($ in billions, period-end)	$289	282	261	265	262	2	10

Home Lending:
Mortgage loan originations ($ in billions)	$7.8	9.0	6.3	7.5	7.0	(13)	11	$23.1	18.8	23
% of originations held for sale (HFS)	23.8%	20.6	24.4	21.9	31.0			22.7%	33.9
Third party mortgage loans serviced ($ in billions, period-end) (6)	$343.9	361.4	386.6	397.0	433.8	(5)	(21)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)	0.33%	0.32	0.30	0.31	0.32

Credit Card (5):
Credit card purchase volume ($ in billions)	$45.0	44.5	40.0	42.2	40.3	1	12	$129.5	116.9	11
Credit card new accounts (# in thousands)	661	662	631	710	707	—	(7)	1,954	1,555	26
Credit card loans 30+ days delinquency rate (period-end) (8)	2.69%	2.58	2.77	2.78	2.68
Credit card loans 90+ days delinquency rate (period-end) (8)	1.34	1.34	1.45	1.42	1.34

Auto:
Auto loan originations ($ in billions)	$10.1	9.7	9.7	10.2	8.8	4	15	$29.5	20.3	45
Auto loans 30+ days delinquency rate (period-end) (8)	1.39%	1.31	1.26	1.52	1.54
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Delinquency balances exclude nonaccrual loans and loans held for sale.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Income Statement
Net interest income	$2,134	2,047	1,988	1,993	1,949	4%	9	$6,169	5,909	4%
Noninterest income:
Deposit-related fees	327	325	319	320	311	1	5	971	970	—
Lending-related fees	156	148	150	147	144	5	8	454	418	9
Lease income	115	106	121	115	119	8	(3)	342	358	(4)
Other	504	492	542	504	518	2	(3)	1,538	1,244	24
Total noninterest income	1,102	1,071	1,132	1,086	1,092	3	1	3,305	2,990	11
Total revenue	3,236	3,118	3,120	3,079	3,041	4	6	9,474	8,899	6
Net charge-offs	131	93	58	96	83	41	58	282	222	27
Change in the allowance for credit losses	109	38	92	9	(44)	187	348	239	(39)	713
Provision for credit losses	240	131	150	105	39	83	515	521	183	185
Noninterest expense	1,400	1,412	1,608	1,443	1,445	(1)	(3)	4,420	4,634	(5)
Income before income tax expense	1,596	1,575	1,362	1,531	1,557	1	3	4,533	4,082	11
Income tax expense	400	397	343	387	393	1	2	1,140	1,034	10
Less: Net income from noncontrolling interests	1	2	2	2	2	(50)	(50)	5	6	(17)
Net income	$1,195	1,176	1,017	1,142	1,162	2	3	$3,388	3,042	11

Revenue by Product
Lending and leasing	$1,316	1,278	1,250	1,254	1,251	3	5	$3,844	3,780	2
Treasury management and payments	1,352	1,307	1,304	1,284	1,206	3	12	3,963	3,716	7
Other	568	533	566	541	584	7	(3)	1,667	1,403	19
Total revenue	$3,236	3,118	3,120	3,079	3,041	4	6	$9,474	8,899	6

Selected Metrics
Return on allocated capital	17.3%	17.2	15.0	16.5	16.8			16.5%	14.7
Efficiency ratio	43	45	52	47	48			47	52

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$183,872	181,739	174,308	170,565	166,946	1%	10	$180,008	166,075	8%
Commercial real estate	41,090	40,179	39,481	38,405	37,605	2	9	40,256	42,166	(5)
Lease financing and other	15,496	15,209	15,271	15,046	14,805	2	5	15,326	14,950	3
Total loans	$240,458	237,127	229,060	224,016	219,356	1	10	$235,590	223,191	6

Total deposits	198,946	189,534	185,897	180,989	171,976	5	16	191,507	177,570	8
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—	26,000	26,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$189,482	183,633	181,173	173,931	170,031	3	11
Commercial real estate	41,867	40,648	40,029	39,227	38,030	3	10
Lease financing and other	15,621	15,527	15,375	15,469	15,174	1	3
Total loans	$246,970	239,808	236,577	228,627	223,235	3	11

Total deposits	205,813	198,805	189,802	190,004	176,954	4	16

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Income Statement
Net interest income	$2,216	2,273	2,184	2,082	1,870	(3)%	19	$6,673	5,475	22%
Noninterest income:
Deposit-related fees	283	277	274	272	273	2	4	834	814	2
Lending-related fees	236	229	217	220	214	3	10	682	624	9
Investment banking fees	908	948	844	694	826	(4)	10	2,700	2,291	18
Net gains from trading activities	1,053	1,309	1,382	927	1,367	(20)	(23)	3,744	4,060	(8)
Other	312	389	377	421	329	(20)	(5)	1,078	1,352	(20)
Total noninterest income	2,792	3,152	3,094	2,534	3,009	(11)	(7)	9,038	9,141	(1)
Total revenue	5,008	5,425	5,278	4,616	4,879	(8)	3	15,711	14,616	7
Net charge-offs	73	(15)	224	182	96	587	(24)	282	268	5
Change in the allowance for credit losses	(91)	(166)	(49)	(104)	(203)	45	55	(306)	(272)	(13)
Provision for credit losses	(18)	(181)	175	78	(107)	90	83	(24)	(4)	NM
Noninterest expense	2,454	2,497	2,692	2,347	2,362	(2)	4	7,643	7,089	8
Income before income tax expense	2,572	3,109	2,411	2,191	2,624	(17)	(2)	8,092	7,531	7
Income tax expense	648	780	602	552	658	(17)	(2)	2,030	1,887	8
Net income	$1,924	2,329	1,809	1,639	1,966	(17)	(2)	$6,062	5,644	7

Revenue by Line of Business
Banking:
Lending	$692	724	700	656	647	(4)	7	$2,116	1,866	13
Treasury Management and Payments	683	661	655	648	630	3	8	1,999	1,859	8
Investment Banking	611	628	602	457	554	(3)	10	1,841	1,551	19
Total Banking	1,986	2,013	1,957	1,761	1,831	(1)	8	5,956	5,276	13
Commercial Real Estate	1,171	1,197	1,146	1,236	1,186	(2)	(1)	3,514	3,847	(9)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,262	1,536	1,583	1,164	1,355	(18)	(7)	4,381	4,128	6
Equities	543	635	543	453	450	(14)	21	1,721	1,285	34
Credit Adjustment (CVA/DVA/FVA) and Other	30	35	47	(15)	48	(14)	(38)	112	46	143
Total Markets	1,835	2,206	2,173	1,602	1,853	(17)	(1)	6,214	5,459	14
Other	16	9	2	17	9	78	78	27	34	(21)
Total revenue	$5,008	5,425	5,278	4,616	4,879	(8)	3	$15,711	14,616	7

Selected Metrics
Return on allocated capital	15.5%	19.2	14.9	13.8	16.8			16.5%	16.2
Efficiency ratio	49	46	51	51	48			49	49
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$274,329	278,389	262,181	233,429	214,774	(1)%	28	$271,677	203,381	34%
Commercial real estate	79,101	80,984	80,134	79,437	81,121	(2)	(2)	80,069	83,043	(4)
Total loans	$353,430	359,373	342,315	312,866	295,895	(2)	19	$351,746	286,424	23

Loans by Line of Business:
Banking	$119,355	124,981	117,741	100,961	92,787	(5)	29	$120,698	89,459	35
Commercial Real Estate	123,403	123,146	119,452	116,584	117,115	—	5	122,015	117,449	4
Markets	110,672	111,246	105,122	95,321	85,993	(1)	29	109,033	79,516	37
Total loans	$353,430	359,373	342,315	312,866	295,895	(2)	19	$351,746	286,424	23
Trading-related assets:
Trading assets, excluding derivative assets	$200,006	204,106	205,653	197,928	177,045	(2)	13	$203,234	165,078	23
Derivative assets	30,130	26,518	22,375	22,392	22,682	14	33	26,369	21,936	20
Securities borrowed or purchased under resale agreements	172,424	170,853	169,870	144,040	115,868	1	49	171,058	105,046	63
Total trading-related assets	$402,560	401,477	397,898	364,360	315,595	—	28	$400,661	292,060	37
Total assets	818,661	825,944	801,973	735,281	679,877	(1)	20	815,587	644,390	27
Total deposits	248,075	234,762	214,345	214,520	204,056	6	22	232,518	203,464	14
Allocated capital (1)	46,500	46,500	46,500	44,000	44,000	—	6	46,500	44,000	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$277,910	275,653	272,820	253,004	224,462	1	24
Commercial real estate	77,949	80,099	80,331	80,505	79,518	(3)	(2)
Total loans	$355,859	355,752	353,151	333,509	303,980	—	17

Loans by Line of Business:
Banking	$122,965	120,812	124,115	111,260	95,215	2	29
Commercial Real Estate	123,153	123,316	119,402	118,516	116,314	—	6
Markets	109,741	111,624	109,634	103,733	92,451	(2)	19
Total loans	$355,859	355,752	353,151	333,509	303,980	—	17
Trading-related assets:
Trading assets, excluding derivative assets	$192,394	217,646	198,601	205,356	202,471	(12)	(5)
Derivative assets	34,722	25,759	23,221	22,474	22,574	35	54
Securities borrowed or purchased under resale agreements	167,601	201,312	166,833	170,661	130,196	(17)	29
Total trading-related assets	$394,717	444,717	388,655	398,491	355,241	(11)	11
Total assets	818,817	862,472	805,350	787,751	715,683	(5)	14
Total deposits	258,551	250,097	214,501	224,146	211,051	3	23
(1)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT (WIM) SEGMENT

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Income Statement
Net interest income	$950	919	905	868	851	3%	12	$2,774	2,366	17%
Noninterest income:
Investment advisory and other asset-based fees	2,706	2,506	2,503	2,492	2,353	8	15	7,715	6,795	14
Commissions and brokerage services fees	426	437	438	442	424	(3)	—	1,301	1,245	4
Other	22	30	29	19	46	(27)	(52)	81	110	(26)
Total noninterest income	3,154	2,973	2,970	2,953	2,823	6	12	9,097	8,150	12
Total revenue	4,104	3,892	3,875	3,821	3,674	5	12	11,871	10,516	13
Net charge-offs	(1)	(1)	(1)	—	(1)	—	—	(3)	(1)	NM
Change in the allowance for credit losses	17	18	(9)	(9)	(13)	(6)	231	26	10	160
Provision for credit losses	16	17	(10)	(9)	(14)	(6)	214	23	9	156
Noninterest expense	3,286	3,160	3,262	3,074	3,013	4	9	9,708	8,824	10
Income before income tax expense	802	715	623	756	675	12	19	2,140	1,683	27
Income tax expense	199	178	155	191	169	12	18	532	408	30
Net income	$603	537	468	565	506	12	19	$1,608	1,275	26

Selected Metrics
Return on allocated capital	36.0%	32.4	28.4	33.6	29.9			32.3%	25.3
Efficiency ratio	80	81	84	80	82			82	84
Client assets ($ in billions, period-end):
Advisory assets	$1,230	1,225	1,119	1,127	1,104	—	11
Other brokerage assets and deposits	1,509	1,466	1,364	1,382	1,369	3	10
Total Company-wide client assets (1)	$2,739	2,691	2,483	2,509	2,473	2	11

Total WIM client assets	$2,450	2,409	2,222	2,244	2,211	2	11

Selected Balance Sheet Data (average)
Total loans	$95,371	91,143	88,386	84,949	82,330	5	16	$91,659	81,515	12
Total deposits	108,671	109,788	112,098	105,542	99,764	(1)	9	110,173	100,431	10
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Selected Balance Sheet Data (period-end)
Total loans	$97,986	93,804	89,537	87,106	83,786	4	17
Total deposits	110,229	110,599	113,659	117,478	103,957	—	6
NM – Not meaningful
(1)Includes amounts for clients of the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Income Statement
Net interest income	$(725)	(589)	(460)	(199)	(273)	(23)%	NM	$(1,774)	(340)	NM
Noninterest income	115	1,002	228	388	449	(89)	(74)	1,345	898	50%
Total revenue	(610)	413	(232)	189	176	NM	NM	(429)	558	NM
Net charge-offs	—	7	5	(23)	10	(100)	(100)	12	10	20
Change in the allowance for credit losses	—	(5)	(3)	(22)	(14)	100	100	(8)	(31)	74
Provision for credit losses	—	2	2	(45)	(4)	(100)	100	4	(21)	119
Noninterest expense	415	306	179	624	650	36	(36)	900	1,672	(46)
Income (loss) before income tax benefit	(1,025)	105	(413)	(390)	(470)	NM	NM	(1,333)	(1,093)	(22)
Income tax benefit	(484)	(206)	(466)	(246)	(173)	NM	NM	(1,156)	(1,136)	(2)
Less: Net income (loss) from noncontrolling interests	(15)	236	35	60	18	NM	NM	256	(48)	633
Net income (loss)	$(526)	75	18	(204)	(315)	NM	(67)	$(433)	91	NM

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$245,645	226,383	208,869	203,202	188,103	9	31	$227,100	174,235	30
Held-to-maturity debt securities	191,090	197,708	202,212	206,595	214,409	(3)	(11)	196,963	220,451	(11)
Equity securities	18,749	17,316	17,487	16,062	16,450	8	14	17,855	15,784	13
Total assets	684,304	672,761	649,698	638,732	636,359	2	8	669,048	618,635	8
Total deposits	102,116	103,153	86,073	69,024	55,201	(1)	85	97,173	50,690	92

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$247,718	241,832	214,935	205,670	198,665	2	25
Held-to-maturity debt securities	189,329	195,315	200,842	204,811	211,069	(3)	(10)
Equity securities	17,862	17,430	17,091	16,451	16,273	2	10
Total assets	670,707	671,987	669,736	638,664	642,044	—	4
Total deposits	94,967	109,739	96,421	73,479	64,407	(13)	47
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2026 $ Change from
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025
Period-End Loans
Commercial and industrial	$499,337	487,630	481,915	452,068	417,904	11,707	81,433
Commercial real estate	132,020	132,986	132,213	132,284	130,250	(966)	1,770
Lease financing	15,788	15,683	15,512	15,543	15,311	105	477
Total commercial	647,145	636,299	629,640	599,895	563,465	10,846	83,680
Residential mortgage	240,437	240,774	240,839	242,190	243,910	(337)	(3,473)
Credit card	59,488	58,394	57,277	59,540	56,996	1,094	2,492
Auto	60,177	56,924	53,794	50,487	46,041	3,253	14,136
Other consumer (1)	40,866	38,724	35,237	34,055	32,690	2,142	8,176
Total consumer	400,968	394,816	387,147	386,272	379,637	6,152	21,331
Total loans	$1,048,113	1,031,115	1,016,787	986,167	943,102	16,998	105,011

Average Loans
Commercial and industrial	$488,336	487,527	463,064	427,616	405,753	809	82,583
Commercial real estate	132,696	133,701	132,134	130,507	131,623	(1,005)	1,073
Lease financing	15,693	15,408	15,462	15,243	14,986	285	707
Total commercial	636,725	636,636	610,660	573,366	552,362	89	84,363
Residential mortgage	240,369	240,656	241,078	242,848	244,562	(287)	(4,193)
Credit card	58,911	57,580	58,215	58,245	56,420	1,331	2,491
Auto	58,348	55,226	52,099	48,231	44,292	3,122	14,056
Other consumer	39,037	36,381	33,973	33,159	31,041	2,656	7,996
Total consumer	396,665	389,843	385,365	382,483	376,315	6,822	20,350
Total loans	$1,033,390	1,026,479	996,025	955,849	928,677	6,911	104,713

Average Interest Rates
Commercial and industrial	5.68%	5.65	5.68	5.94	6.26
Commercial real estate	5.63	5.56	5.62	5.94	6.15
Lease financing	5.93	5.88	5.81	5.86	5.85
Total commercial	5.68	5.64	5.67	5.93	6.23
Residential mortgage	3.79	3.74	3.72	3.72	3.72
Credit card	12.12	12.11	12.31	12.27	12.70
Auto	5.95	5.84	5.72	5.70	5.59
Other consumer	6.45	6.46	6.66	6.98	7.40
Total consumer	5.61	5.53	5.55	5.55	5.59
Total loans	5.65	5.60	5.62	5.78	5.97
(1)Includes $34.2 billion, $32.2 billion, $28.5 billion, $26.2 billion, and $25.1 billion at September 30, June 30, and March 31, 2026, and December 31, and September 30, 2025, respectively, of securities-based loans, including margin loans and securities-based credit lines, originated by the Wealth and Investment Management operating segment.

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2026		Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Sep 30, 2026 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2026	Sep 30, 2025
By product:
Commercial and industrial	$162	0.13%	$131	0.11%	$331	0.29%	$157	0.15%	$131	0.13%	$31	31
Commercial real estate	107	0.32	16	0.05	19	0.06	158	0.48	107	0.32	91	—
Lease financing	12	0.30	9	0.23	10	0.26	10	0.26	12	0.32	3	—
Total commercial	281	0.18	156	0.10	360	0.24	325	0.22	250	0.18	125	31
Residential mortgage	(15)	(0.02)	(14)	(0.02)	(14)	(0.02)	(13)	(0.02)	(22)	(0.04)	(1)	7
Credit card	554	3.73	600	4.18	605	4.21	583	3.97	571	4.02	(46)	(17)
Auto	84	0.57	54	0.39	63	0.49	60	0.49	50	0.45	30	34
Other consumer	79	0.80	80	0.88	86	1.03	91	1.09	93	1.19	(1)	(14)
Total consumer	702	0.70	720	0.74	740	0.78	721	0.75	692	0.73	(18)	10
Total net loan charge-offs	$983	0.38%	$876	0.34%	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$107	41
By segment:
Consumer Banking and Lending	$780	0.90%	$799	0.95%	$820	0.99%	$775	0.93%	$766	0.93%	$(19)	14
Commercial Banking	131	0.22	92	0.16	57	0.10	90	0.16	83	0.15	39	48
Corporate and Investment Banking	73	0.08	(15)	(0.02)	224	0.27	181	0.23	94	0.13	88	(21)
Wealth and Investment Management	(1)	—	(1)	—	(1)	—	—	—	(1)	—	—	—
Corporate	—	—	1	0.40	—	—	—	—	—	—	(1)	—
Total net loan charge-offs	$983	0.38%	$876	0.34%	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$107	41
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2026 $ Change from
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025
Balance, beginning of period	$14,407	14,374	14,337	14,311	14,568	33	(161)
Provision for credit losses for loans	1,033	911	1,139	1,071	687	122	346
Net loan charge-offs:
Commercial and industrial	(162)	(131)	(331)	(157)	(131)	(31)	(31)
Commercial real estate	(107)	(16)	(19)	(158)	(107)	(91)	—
Lease financing	(12)	(9)	(10)	(10)	(12)	(3)	—
Total commercial	(281)	(156)	(360)	(325)	(250)	(125)	(31)
Residential mortgage	15	14	14	13	22	1	(7)
Credit card	(554)	(600)	(605)	(583)	(571)	46	17
Auto	(84)	(54)	(63)	(60)	(50)	(30)	(34)
Other consumer	(79)	(80)	(86)	(91)	(93)	1	14
Total consumer	(702)	(720)	(740)	(721)	(692)	18	(10)
Net loan charge-offs	(983)	(876)	(1,100)	(1,046)	(942)	(107)	(41)
Other	1	(2)	(2)	1	(2)	3	3
Balance, end of period	$14,458	14,407	14,374	14,337	14,311	51	147
Components:
Allowance for loan losses	$13,819	13,905	13,864	13,797	13,744	(86)	75
Allowance for unfunded credit commitments	639	502	510	540	567	137	72
Allowance for credit losses for loans	$14,458	14,407	14,374	14,337	14,311	51	147
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.54x	3.96	3.11	3.32	3.68
Allowance for loan losses as a percentage of:
Total loans	1.32%	1.35	1.36	1.40	1.46
Nonaccrual loans	196	182	164	168	181
Allowance for credit losses for loans as a percentage of:
Total loans	1.38	1.40	1.41	1.45	1.52
Nonaccrual loans	205	188	170	175	188

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2026		Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$5,081	1.02%	$4,834	0.99%	$4,840	1.00%	$4,510	1.00%	$4,376	1.05%
Commercial real estate	2,128	1.61	2,349	1.77	2,478	1.87	2,737	2.07	2,965	2.28
Lease financing	219	1.39	212	1.35	211	1.36	210	1.35	211	1.38
Total commercial	7,428	1.15	7,395	1.16	7,529	1.20	7,457	1.24	7,552	1.34
Residential mortgage (1)	527	0.22	543	0.23	525	0.22	555	0.23	569	0.23
Credit card	4,962	8.34	4,974	8.52	4,902	8.56	4,956	8.32	4,907	8.61
Auto	1,033	1.72	948	1.67	878	1.63	817	1.62	717	1.56
Other consumer	508	1.24	547	1.41	540	1.53	552	1.62	566	1.73
Total consumer	7,030	1.75	7,012	1.78	6,845	1.77	6,880	1.78	6,759	1.78
Total allowance for credit losses for loans	$14,458	1.38%	$14,407	1.40%	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%
By segment:
Consumer Banking and Lending	$7,888	2.29%	$7,878	2.31%	$7,732	2.30%	$7,734	2.30%	$7,599	2.29%
Commercial Banking	2,435	0.99	2,325	0.97	2,287	0.97	2,194	0.96	2,184	0.98
Corporate and Investment Banking	3,865	1.09	3,953	1.11	4,122	1.17	4,167	1.25	4,275	1.41
Wealth and Investment Management	267	0.27	250	0.27	232	0.26	241	0.28	251	0.30
Corporate	3	0.13	1	0.12	1	0.10	1	0.11	2	0.22
Total allowance for credit losses for loans	$14,458	1.38%	$14,407	1.40%	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2026		Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Sep 30, 2026 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2026	Sep 30, 2025
By product:
Nonaccrual loans:
Commercial and industrial	$1,372	0.27%	$1,248	0.26%	$1,646	0.34%	$1,312	0.29%	$1,050	0.25%	$124	322
Commercial real estate	2,716	2.06	3,402	2.56	3,779	2.86	3,879	2.93	3,334	2.56	(686)	(618)
Lease financing	81	0.51	85	0.54	88	0.57	75	0.48	75	0.49	(4)	6
Total commercial	4,169	0.64	4,735	0.74	5,513	0.88	5,266	0.88	4,459	0.79	(566)	(290)
Residential mortgage (1)	2,787	1.16	2,811	1.17	2,860	1.19	2,838	1.17	3,057	1.25	(24)	(270)
Auto	78	0.13	72	0.13	70	0.13	70	0.14	71	0.15	6	7
Other consumer	26	0.06	25	0.06	26	0.07	27	0.08	27	0.08	1	(1)
Total consumer	2,891	0.72	2,908	0.74	2,956	0.76	2,935	0.76	3,155	0.83	(17)	(264)
Total nonaccrual loans	7,060	0.67	7,643	0.74	8,469	0.83	8,201	0.83	7,614	0.81	(583)	(554)
Foreclosed assets	299		301		299		302		218		(2)	81
Total nonperforming assets	$7,359	0.70%	$7,944	0.77%	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$(585)	(473)
By segment:
Consumer Banking and Lending	$2,903	0.84%	$2,908	0.85%	$2,966	0.88%	$2,941	0.88%	$3,181	0.97%	$(5)	(278)
Commercial Banking	1,333	0.54	1,199	0.50	1,668	0.71	1,324	0.58	1,086	0.49	134	247
Corporate and Investment Banking	2,853	0.80	3,560	1.00	3,860	1.09	3,973	1.19	3,276	1.08	(707)	(423)
Wealth and Investment Management	270	0.28	277	0.30	274	0.31	265	0.29	289	0.33	(7)	(19)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$7,359	0.70%	$7,944	0.77%	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$(585)	(473)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO

	Sep 30, 2026			Jun 30, 2026			Sep 30, 2025
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks
Asset managers and funds (2)	$—	72,844	125,656	2	73,530	127,199	1	56,518	109,078
Commercial finance (3)	81	54,441	86,004	90	51,768	86,293	20	46,648	80,827
Consumer finance (4)	111	33,351	48,753	117	31,945	47,353	133	24,280	41,054
Real estate finance (5)	21	40,248	44,045	19	40,986	44,598	11	31,101	34,498
Total financials except banks	213	200,884	304,458	228	198,229	305,443	165	158,547	265,457
Technology, telecom and media	267	30,422	74,156	256	28,634	75,546	117	22,545	63,180
Real estate and construction	85	32,795	66,753	84	31,772	65,977	70	28,432	59,650
Equipment, machinery and parts manufacturing	24	31,083	60,304	29	30,995	61,714	66	26,805	54,768
Retail	110	24,540	48,393	176	21,665	46,518	85	20,382	43,152
Materials and commodities	137	16,363	39,241	90	15,322	38,887	104	14,192	34,722
Food and beverage manufacturing	150	17,200	36,317	46	17,068	36,191	8	17,143	33,111
Auto related	19	16,881	34,757	7	17,316	32,326	6	15,998	30,685
Oil, gas and pipelines	2	11,311	34,137	1	11,432	34,617	5	9,669	30,007
Health care and pharmaceuticals	21	13,751	33,596	22	13,364	33,624	35	13,692	31,246
Utilities	17	8,505	30,224	17	8,653	29,580	18	8,132	27,919
Commercial services	217	12,024	29,674	98	11,705	29,938	76	10,682	27,507
Entertainment and recreation	26	13,912	22,300	89	13,505	21,777	23	12,248	18,383
Insurance and fiduciaries	1	4,976	20,335	1	4,941	20,585	1	3,723	15,774
Transportation services	39	9,160	19,926	65	8,863	17,963	183	7,831	15,503
Diversified or miscellaneous	54	9,571	18,782	50	8,594	17,327	77	10,866	26,717
Government and education	7	8,462	15,361	5	7,638	14,028	32	6,725	12,946
Securities-based (6)	—	27,998	32,498	—	28,193	28,193	—	23,001	23,001
Other	64	25,287	41,293	69	25,424	39,734	54	22,602	37,217
Total commercial and industrial loans and lease financing	1,453	515,125	962,505	1,333	503,313	949,968	1,125	433,215	850,945
Commercial real estate loans by property type (7):
Apartments	385	36,192	42,121	337	36,456	42,146	287	37,677	41,732
Industrial/warehouse	22	29,651	34,193	22	29,130	36,127	46	23,854	30,020
Office	1,876	18,643	19,669	2,225	20,002	21,084	2,450	23,670	24,613
Hotel/motel	169	11,943	12,375	608	11,791	12,357	289	11,882	12,262
Shopping center	1	10,052	11,055	2	9,755	10,600	55	8,092	8,514
Retail (excluding shopping center)	106	9,984	11,017	45	10,037	10,833	96	10,714	11,687
Institutional	8	5,033	5,440	9	5,648	6,033	12	5,891	6,151
Other	149	10,522	12,748	154	10,167	11,823	99	8,470	10,375
Total commercial real estate loans	2,716	132,020	148,618	3,402	132,986	151,003	3,334	130,250	145,354
Total commercial loans	$4,169	647,145	1,111,123	4,735	636,299	1,100,971	4,459	563,465	996,299
(1)Total commitments consist of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Includes loans for subscription or capital calls and loans to securities firms.
(3)Includes asset-based lending and leasing, including loans to special purpose entities, loans to commercial leasing entities, and structured lending facilities to commercial loan managers. In third quarter 2026, we reclassified loans to special purpose entities related to financing for trade receivables for companies across various industries from Commercial finance within the Financials except banks industry category to Other. We also reclassified certain loans from Commercial finance within the Financials except banks industry category to the Equipment, machinery and parts manufacturing and Technology, telecom and media industry categories to more closely align those loans with the industry categories of the underlying repayment sources and collateral. Prior period balances have been revised to conform with the current period presentation.
(4)Includes originators or servicers of financial assets collateralized by consumer loans such as auto loans and leases, and credit cards.
(5)Includes originators or servicers of financial assets collateralized by commercial or residential real estate loans.
(6)In second quarter 2026, we reclassified prime brokerage and other margin loans to clients of the Corporate and Investment Banking operating segment from Other to Securities-based. We also reclassified securities-based loans to clients of the Wealth and Investment Management operating segment from various industry categories, including the Technology, telecom and media and Insurance and fiduciaries industry categories, to Securities-based. Securities-based loans are collateralized by securities in client accounts. Prior period balances have been revised to conform with the current period presentation.
(7)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2026 % Change from
($ in millions)		Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025
Tangible book value per common share:
Total equity		$177,877	182,323	180,313	183,038	183,012	(2)%	(3)
Adjustments:
Preferred stock		(17,098)	(15,348)	(15,348)	(16,608)	(16,608)	(11)	(3)
Additional paid-in capital on preferred stock		142	139	139	141	141	2	1
Noncontrolling interests		(2,117)	(2,133)	(1,916)	(1,920)	(1,858)	1	(14)
Total common stockholders' equity	(A)	158,804	164,981	163,188	164,651	164,687	(4)	(4)
Adjustments:
Goodwill		(24,963)	(24,963)	(24,965)	(24,967)	(25,069)	—	—
Certain identifiable intangible assets (other than MSRs)		(701)	(732)	(765)	(823)	(863)	4	19
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(759)	(648)	(705)	(705)	(698)	(17)	(9)
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,066	1,065	1,064	1,063	1,062	—	—
Tangible common equity	(B)	$133,447	139,703	137,817	139,219	139,119	(4)	(4)
Common shares outstanding	(C)	3,001.6	3,028.5	3,064.3	3,092.6	3,148.9	(1)	(5)
Book value per common share	(A)/(C)	$52.91	54.48	53.25	53.24	52.30	(3)	1
Tangible book value per common share	(B)/(C)	44.46	46.13	44.98	45.02	44.18	(4)	1
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)		Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,703	6,160	5,000	5,114	5,341	(7)%	7	$16,863	15,171	11%
Average total equity		182,469	181,910	183,693	183,844	183,428	—	(1)	182,686	183,351	—
Adjustments:
Preferred stock		(16,165)	(15,348)	(16,333)	(16,608)	(16,608)	(5)	3	(15,948)	(17,824)	11
Additional paid-in capital on preferred stock		141	139	140	141	141	1	—	140	143	(2)
Noncontrolling interests		(2,128)	(1,972)	(1,915)	(1,879)	(1,850)	(8)	(15)	(2,006)	(1,854)	(8)
Average common stockholders’ equity	(B)	164,317	164,729	165,585	165,498	165,111	—	—	164,872	163,816	1
Adjustments:
Goodwill		(24,965)	(24,966)	(24,967)	(25,055)	(25,070)	—	—	(24,966)	(25,092)	1
Certain identifiable intangible assets (other than MSRs)		(716)	(748)	(788)	(847)	(889)	4	19	(751)	(610)	(23)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(649)	(704)	(705)	(698)	(674)	8	4	(686)	(694)	1
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,065	1,065	1,063	1,063	1,061	—	—	1,064	1,001	6
Average tangible common equity	(C)	$139,052	139,376	140,188	139,961	139,539	—	—	$139,533	138,421	1
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	13.8%	15.0	12.2	12.3	12.8			13.7%	12.4%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	16.3	17.7	14.5	14.5	15.2			16.2	14.7
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
Total equity		$177.9	182.3	180.3	183.0	183.0
Adjustments:
Preferred stock		(17.1)	(15.3)	(15.3)	(16.6)	(16.6)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.1	0.2
Noncontrolling interests		(2.1)	(2.1)	(1.9)	(1.8)	(1.9)
Total common stockholders' equity		158.8	165.0	163.2	164.7	164.7
Adjustments:
Goodwill		(25.0)	(25.0)	(25.0)	(25.0)	(25.1)
Certain identifiable intangible assets (other than MSRs)		(0.7)	(0.7)	(0.8)	(0.8)	(0.9)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.8)	(0.6)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.1	1.1	1.1	1.1
Other		1.2	(2.1)	(2.4)	(2.0)	(2.5)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	134.6	137.7	135.4	137.3	136.6
Preferred stock		17.1	15.3	15.3	16.6	16.6
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Other		(0.4)	(0.2)	(0.2)	(0.2)	(0.2)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	151.2	152.7	150.4	153.6	152.8

Long-term debt and other instruments qualifying as Tier 2		16.7	17.1	17.0	16.7	16.7
Qualifying allowance for credit losses (3)		14.8	14.8	14.8	14.7	14.6
Other		(0.5)	(0.4)	(0.4)	(0.3)	(0.4)
Total Tier 2 capital under the Standardized Approach	(C)	31.0	31.5	31.4	31.1	30.9
Total qualifying capital under the Standardized Approach	(B)+(C)	$182.2	184.2	181.8	184.7	183.7

Long-term debt and other instruments qualifying as Tier 2		16.7	17.1	17.0	16.7	16.7
Qualifying allowance for credit losses (3)		4.7	4.8	4.7	4.6	4.4
Other		(0.5)	(0.4)	(0.4)	(0.3)	(0.4)
Total Tier 2 capital under the Advanced Approach	(D)	20.9	21.5	21.3	21.0	20.7
Total qualifying capital under the Advanced Approach	(B)+(D)	$172.1	174.2	171.7	174.6	173.5
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,339.8	1,342.3	1,316.0	1,294.6	1,242.4
Total RWAs under the Advanced Approach	(F)	$1,140.8	1,140.2	1,121.0	1,112.5	1,072.2

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	10.0%	10.3	10.3	10.6	11.0
Tier 1 capital	(B)/(E)	11.3	11.4	11.4	11.9	12.3
Total capital	(B)+(C)/(E)	13.6	13.7	13.8	14.3	14.8

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	11.8%	12.1	12.1	12.4	12.7
Tier 1 capital	(B)/(F)	13.3	13.4	13.4	13.8	14.3
Total capital	(B)+(D)/(F)	15.1	15.3	15.3	15.7	16.2
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 capital and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS
We also evaluate the Company’s net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Markets net interest income includes interest income earned on the assets and interest expense paid on the liabilities of the line of business, as well as funding charges and credits using our funds transfer pricing methodology. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.
The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

	Quarter ended					Sep 30, 2026 % Change from		Nine months ended
($ in millions)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025	% Change
Net interest income	$12,517	12,317	12,096	12,331	11,950	2%	5	$36,930	35,153	5%
Markets net interest income	428	501	481	358	144	(15)	197	1,410	379	272
Net interest income excluding Markets	$12,089	11,816	11,615	11,973	11,806	2	2	$35,520	34,774	2